UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 24, 2018
The First Bancshares, Inc.
(Exact name of registrant as specified in its charter)
Mississippi	33-94288	64-0862173
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6480 U.S. Hwy 98 West, Hattiesburg, MS	39402
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code	(601) 268-8998
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ⃞

Item 2.02	Results of Operations and Financial Condition

On April 24, 2018, The First Bancshares, Inc. issued a press release announcing its results of operations for the first quarter of 2018.   A copy of the press release is attached hereto as Exhibit 99.1and incorporated herein.  In accordance with general instruction B.2 of Form 8-K, this information is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 7.01.	Regulation FD Disclosure

On April 24, 2018, The First Bancshares, Inc. issued a press release announcing the declaration of a $0.05 per share quarterly cash dividend.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein.

Item 9.01	Financial Statements and Exhibits
Exhibit 99.1	Press Release dated April 24, 2018, announcing first quarter results and the declaration of a cash dividend

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The First Bancshares, Inc.

Date:	April 25, 2018

/s/ Donna T. (Dee Dee) Lowery
Name: Donna T. (Dee Dee) Lowery
Title: EVP and CFO